Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,239,290.18
Previously Paid Amount	0.00
Total Fee Amount	6,938.05
Total Offset Amount	0.00
Net Fee	$ 6,938.05